                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4007
                             Smith Barney Trust II-
                    Smith Barney Capital Preservation Fund II
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                             Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

                      Date of fiscal year end: October 31
                   Date of reporting period: October 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

SMITH BARNEY CAPITAL PRESERVATION FUND II

ANNUAL REPORT | OCTOBER 31, 2003

Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.℠

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Annual Report • October 31, 2003

SMITH BARNEY CAPITAL
PRESERVATION FUND II

What’s Inside

Letter From the Chairman	1

Manager Overview	2

Fund Performance	5

Historical Performance	6

Schedule of Investments	7

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Notes to Financial Statements	14

Financial Highlights	20

Independent Auditors’ Report	23

Tax Information	24

Additional Information	25

JOHN G. GOODE	PETER HABLE	SANDIP A. BHAGAT
PORTFOLIO MANAGER	PORTFOLIO MANAGER	PORTFOLIO MANAGER

JOHN G. GOODE

John has more than 33 years of securities business experience and co-manages the fund’s equity investments.

PETER HABLE

Peter has more than 19 years of securities business experience and co-manages the fund’s equity investments.

SANDIP A. BHAGAT

Sandip has more than 15 years of securities business experience and co-manages the fund’s fixed-income investments and portfolio allocation.

FUND OBJECTIVE

The objective of the fund during the Guarantee Period is to seek some capital growth while preserving principal. During the Post Guarantee Period, the fund expects to seek long-term growth of capital.

FUND FACTS

FUND INCEPTION

September 24, 2002

MANAGEMENT INVESTOR
INDUSTRY EXPERIENCE

33 Years (John G. Goode)
19 Years (Peter Hable)
15 Years (Sandip A. Bhagat)

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

We are pleased to present the annual report for Smith Barney Capital Preservation Fund II. After a torturous three-year bear market, the U.S. stock market has rallied strongly so far in 2003, as geopolitical uncertainties eased and investors began to look forward to better economic times.The recent performance of the U.S. economy, has supported an improvement in investor sentiment and corporate earnings.

If you have any questions about recent economic events or investing in a recovering economy, we urge you to talk with your financial adviser. As always, we thank you for entrusting your assets to us, and we look forward to helping you continue to meet your financial goals. Please read on to learn more about your fund’s performance and the Manager’s strategy.

Sincerely,

Chairman, President and Chief Executive Officer

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 12, 2003

1 Smith Barney Capital Preservation Fund II | 2003 Annual Report

M A N A G E R   O V E R V I E W

Performance Review

For the 12 months ended October 31, 2003, Class A shares of Smith Barney Capital Preservation Fund II, without sales charges, returned 2.73%.These shares underper-formed the fund’s unmanaged benchmarks, the S&P 500 Indexi and the Lehman Brothers Aggregate Bond Index,ii which returned 20.79% and 4.90%, respectively, for the same period.They also underperformed the average of the fund’s Lipper peer group of balanced target maturity funds, which returned 3.41% for the same period.1 Past performance is no guarantee of future results.

The performance of the fund was influenced primarily by its shifting allocations between stocks and bonds, to try to preserve principal.The fund heavily liquidated its stock positions during the stock market decline early in 2003, severely restricting its ability to capitalize on the subsequent equity market recovery.

A Volatile Stock and Bond Market

The year ended October 31, 2003 was characterized by considerable volatility in both the U.S. stock and bond markets. After a significant rally at the start of the period in November of 2002, U.S. stocks fell as geopolitical tensions escalated in December.The new year got off to a positive start, but the stock market declined again as the war with Iraq approached.The eventual armed conflict with Iraq began in March 2003 and became a launching pad for the most current stock rally, as the market began to factor in the growing prospects for a sustainable economic recovery.The long bear market in place until that point in March was precipitated by a host of unusual factors, ranging from the collapse of the technology stock bubble of the late 1990s, to a remarkable flight-to-quality in the equity market triggered by both corporate governance scandals and the increase in geopolitical risk surrounding Iraq and North Korea.

PERFORMANCE SNAPSHOT
AS OF OCTOBER 31, 2003
(excluding sales charges)

	6 Months	12 Months

Class A Shares	1.74%	2.73%

S&P 500 Index	15.62%	20.79%

Lehman Brothers
Aggregate Bond Index	0.57%	4.90%

Lipper Balanced Target
Maturity Funds
Category Average	2.78%	3.41%

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Results for other share classes will vary.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.

Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2003, calculated among 57 funds for the six-month period and among 37 funds for the 12-month period, in the fund’s Lipper peer group including the reinvestment of dividends and capital gains and excluding sales charges.

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost.

2 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Even as stocks rallied in the aftermath of the conflict with Iraq, bond yields plunged to historic lows in the midst of wild gyrations in the interest rate cycle.The 5-year U.S. Treasury bill yield, which we believe serves as a good proxy for durationiii risk in the fund, experienced a roller-coaster ride over the 12-month period. After ratcheting back and forth in the fourth calendar quarter of 2002, interest rates became even more volatile as 2003 progressed. Beginning the new year at approximately 3%, 5-year U.S.Treasury yields fell to 2.5% as geopolitical tensions escalated in the first quarter of 2003. In March, the yields spiked back to just above 3% as economic prospects improved on the quick and apparently successful resolution of the Iraq conflict, then quickly reversed course and collapsed to an unprecedented low of almost 2% by mid-June on concerns of the possibility of deflation.Yields then rapidly surged back to over 3.5% by the end of August as inflation concerns replaced deflation fears and ended up at above 3.2% by the end of October.

Portfolio Update

The performance of the fund was influenced primarily by its shifting allocations between stocks and bonds. The focus on principal protection required the fund to liquidate stock positions during the stock market decline in the first quarter of 2003. After falling to the high single-digit levels, the equity allocation has since recovered to almost 18% at the end of October 2003.

Several factors contributed to the fund’s low levels of equity allocation and its slow recovery.The decline in stock prices and interest rates preceding the conflict in Iraq caused a reduction in the fund’s equity allocation in early 2003.We were able to navigate through that turmoil and avoid defeasance, which would be an irreversible move into an all-bond portfolio.The low level of equity exposure reached during the period has limited the fund to only a modest participation in the subsequent stock market recovery that began in March.2

Compounding the impact of a weak initial stock market environment, key interest rates have declined since the inception of the fund.The asset allocation in the fund is a function of the magnitude and amplitude of equity and bond market returns. As a general rule of thumb, the fund’s equity allocation generally moves higher when stock prices rise and bond prices fall, and vice versa.

A rising bond market and declining yields offset most of the benefits of the sharp rise in the stock market seen during the second calendar quarter of 2003. In fact, the overall low levels of interest rates and their subsequent decline since the fund was launched have served as constant impediments to achieving high equity allocation in the portfolio. As close as the fund was to defeasance at the start of the period, the subsequent drop in 5-year U.S. Treasury yields to almost 2% in June made a difficult situation even worse.

Overall, we believe the performance of the fund remains about in-line with that of other similar funds and the expectation of principal protection, along with some upside participation.Through a relatively turbulent environment for such a strategy, the fund has managed to avoid defeasance. For those shareholders seeking greater exposure to the stock market, Smith Barney allows fund shareholders to exchange their shares of this fund for sales of any other fund in the Smith Barney family, without incurring a sales charge.3

The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations.The Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

3 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Thank you for your investment in the fund.We appreciate your confidence in our stewardship of your assets.

Sincerely,

John G. Goode
Portfolio Manager

Peter Hable
Portfolio Manager

Sandip Bhagat
Portfolio Manager

November 12, 2003

The information provided in this letter is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 7 through 10 for a list and percentage breakdown of the fund’s holdings.
1	Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2003, calculated among 37 funds in the balanced target maturity funds category with reinvestment of dividends and capital gains excluding sales charges.
2	Use of the fixed income component during the Guarantee Period will reduce the fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. If the value of the stock component were to decline substantially during the Guarantee Period or upon the occurrence of certain non-market-related events, the fund may be completed and irreversibly 100% reallocated to fixed income. Please see the fund’s prospectus for more information. The terms of a Financial Guarantee Agreement executed in connection with the Guarantee impose certain limitations on the manner in which the fund may be managed during the Guarantee Period. The Financial Guarantee Agreement could limit the manager’s ability to alter the management of the fund during the Guarantee Period in response to changing market conditions.
3	When you hold your investment until the end of the five-year Guarantee Maturity Date, your account will be worth no less than your initial investment (less sales charges) at the end of the Offering Phase, minus any redemptions, dividends and distributions you have received in cash and certain fund expenses, such as interest, taxes and extraordinary expenses. If you choose to redeem your investment on any other day than the Guarantee Maturity Date, the amount returned could be less than that invested. If you sell your shares during the Guarantee Period, shares are redeemed at the current NAV, which may be more or less than your original investment. The guarantee is based on the amount invested as of the first day of the Guarantee period and does not apply to any earnings realized during the Guarantee Period. As with the sale of any securities, a taxable event may occur if the fund liquidates securities for asset allocation purposes or at the end of the Guarantee Period. Please keep in mind that the fund’s NAV will fluctuate. After the Guarantee Period ends, your investment will no longer be protected by the guarantee and will be subject to possible loss of principal.
i	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
ii	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.
iii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

4 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class L

Twelve Months Ended 10/31/03	2.73%	2.01%	2.00%

Inception through 10/31/03	2.55%	1.87%	1.86%

	With Sales Charges(2)

	Class A	Class B	Class L

Twelve Months Ended 10/31/03	(2.41)%	(2.99)%	(0.06)%

Inception through 10/31/03	(2.11)%	(1.76)%	0.89%

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and L shares.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively, and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

†
All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on a fund distribution or the redemption of fund shares.

5 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Capital Preservation Fund II vs. Benchmarks

September 2002–October 2003

The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions from the Fund are reinvested at net asset value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund’s share price and investment return will fluctuate so that the value of an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures “with sales charge” are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund’s returns would have been lower. Investors may not invest directly in an index.

6 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Schedule of Investments	October 31, 2003

SHARES	SECURITY	VALUE

COMMON STOCK — 13.8%
Aerospace & Defense — 0.5%
58,503	Honeywell International Inc.	$1,790,777
64,001	Raytheon Co.	1,694,746

		3,485,523

Air Freight & Couriers — 0.3%
59,798	CNF Inc.	2,094,126

Banks — 0.5%
33,615	The Bank of New York Co., Inc.	1,048,452
61,089	Bank One Corp.	2,593,228

		3,641,680

Beverages — 0.2%
37,169	Pepsico Inc.	1,777,422

Chemicals — 0.2%
53,615	Engelhard Corp.	1,532,317

Communications Equipment — 0.8%
160,642	Motorola, Inc.	2,173,486
95,030	Nokia Corp., ADR	1,614,560
60,445	Scientific-Atlanta, Inc.	1,789,172

		5,577,218

Computers & Peripherals — 0.3%
56,241	Hewlett Packard Co.	1,254,737
12,931	International Business Machines Corp.	1,157,066

		2,411,803

Diversified Financials — 1.2%
63,677	American Express Co.	2,988,362
53,755	Countrywide Financial Corp.	5,650,725

		8,639,087

Diversified Telecommunication — 0.3%
52,362	Nippon Telegraph & Telephone Corp.	1,177,098
28,768	Verizon Communications Inc.	966,605

		2,143,703

Electrical Equipment — 0.3%
40,402	Emerson Electric Co.	2,292,814

Electronic Equipment & Instruments — 0.2%
44,929	Agilent Technologies Inc. (a)	1,119,630
112,807	Solectron Corp. (a)	624,951

		1,744,581

Energy Equipment & Services — 0.3%
33,615	BJ Services Co. (a)	1,102,908
31,999	GlobalSantaFe Corp.	720,297
28,445	Varco International, Inc. (a)	500,348

		2,323,553

Food & Drug Retailing — 0.1%
39,756	Safeway Inc. (a)	838,852

See Notes to Financial Statements.

7 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Schedule of Investments (continued)		October 31, 2003

SHARES	SECURITY	VALUE

Food Products — 0.4%
72,726	Archer-Daniels-Midland Co.	$1,043,618
40,081	ConAgra Foods, Inc.	955,531
42,988	Sara Lee Corp.	856,751

		2,855,900

Health Care Providers & Services — 0.3%
43,957	Health Management Associates Inc.— Class A shares	973,648
34,584	Health Net Inc. (a)	1,092,508

		2,066,156

Household Products — 0.1%
19,393	Kimberly-Clark Corp.	1,024,144

Hotels Restaurants & Leisure — 0.5%
71,855	Carnival Corp.	2,508,458
42,988	McDonald’s Corp.	1,075,130

		3,583,588

Internet Software & Services — 0.1%
93,167	RealNetworks, Inc. (a)	619,561
8,283	Register.com, Inc. (a)	38,350

		657,911

Insurance — 1.5%
63,030	Allstate Corp.	2,489,685
18,746	AMBAC Financial Group, Inc.	1,326,092
21,982	American International Group, Inc.	1,337,165
21,852	Chubb Corp.	1,459,932
31,354	MBIA Inc.	1,869,012
21,010	MGIC Investment Corp.	1,078,023
42,019	The St. Paul Cos., Inc.	1,602,184

		11,162,093

Leisure Equipment & Products — 0.4%
75,961	Hasbro Inc.	1,655,950
68,201	Mattel, Inc.	1,320,371

		2,976,321

Machinery — 0.5%
11,635	Caterpillar Inc.	852,613
31,082	PACCAR Inc.	2,454,235

		3,306,848

Media — 0.7%
53,009	Time Warner, Inc. (a)	810,508
14,580	Comcast Corp. — Class A shares (a)	475,600
144,806	Liberty Media Corp.— Class A shares (a)	1,461,092
20,041	The News Corp. Ltd., ADR	714,462
84,360	The Walt Disney Co.	1,909,910

		5,371,572

Metals & Mining — 0.2%
54,768	Alcoa, Inc.	1,729,026

See Notes to Financial Statements.

8 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Schedule of Investments (continued)		October 31, 2003

SHARES	SECURITY	VALUE

Multiline Retail — 0.1%
16,808	Wal-Mart Stores, Inc.	$990,832

Multi-Utilities — 0.1%
55,919	Duke Energy Co. (a)	1,014,930

Oil & Gas — 0.4%
15,515	Anadarko Petroleum Corp.	676,764
9,696	ChevronTexaco Corp.	720,413
12,931	ConocoPhillips	739,007
73,047	El Paso Corp.	536,165
9,695	Murphy Oil Corp.	571,811

		3,244,160

Paper & Forest Products — 0.2%
20,029	Weyerhaeuser Co.	1,206,347

Personal Products — 0.2%
20,041	Avon Products, Inc.	1,361,986

Pharmaceuticals — 1.5%
33,615	Abbott Laboratories	1,432,671
23,274	Bristol Myers Squibb Co.	590,461
13,576	Eli Lilly & Co.	904,433
26,181	ICN Pharmaceuticals, Inc.	505,555
130,388	Pfizer, Inc.	4,120,261
75,634	Schering-Plough Corp.	1,154,931
61,089	Wyeth	2,696,468

		11,404,780

Semiconductor Equipment & Products — 0.9%
91,229	Intel Corp.	3,015,118
64,552	Lattice Semiconductor Corp. (a)	503,506
106,667	LSI Logic Corp. (a)	985,603
67,555	Texas Instruments Inc.	1,953,691

		6,457,918

Software — 0.2%
25,284	Adobe Systems Inc.	1,108,451
71,337	Micromuse Inc. (a)	574,263

		1,682,714

Specialty Retail — 0.1%
35,555	Pier 1 Imports Inc.	821,320

Wireless Telecommunication Services — 0.2%
660	Mobile Telesystems, ADR (a)	51,143
75,961	Vodafone Group Plc, ADR	1,606,575

		1,657,718

	TOTAL COMMON STOCK
	(Cost — $87,962,099)	103,078,943

See Notes to Financial Statements.

9 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Schedule of Investments (continued)		October 31, 2003

SHARES	SECURITY	VALUE

U.S. TREASURY OBLIGATIONS — 81.9%
	United States Treasury Strip Notes
$409,077,642	due 8/15/07	$368,229,603
271,738,000	due 2/15/08	238,984,332

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost — $603,017,205)	607,213,935

SHORT-TERM OBLIGATIONS — 4.3%
15,000,000	United States Treasury Bills (b)	14,988,615
	due 12/4/03 (Cost — $14,987,075)
16,548,000	State Street Repurchase Agreement 0.940% due 11/3/03(b)
	Proceeds at maturity — $16,549,296;
	(Fully collateralized by US Treasury Bonds, 8.125% due 8/15/21;
	Market Value — $16,881,375) (Cost — $16,548,000)	16,548,000

	TOTAL SHORT-TERM OBLIGATIONS
	(Cost — $31,535,075)	31,536,615

	TOTAL INVESTMENTS — 100%
	(Cost — $722,514,379*)	$741,829,493

(a) Non-income producing security
(b) Security is segregated as collateral for open futures contracts.
* Aggregate cost for Federal income tax purposes is substantially the same.
ADR - American Depositary Receipt.

See Notes to Financial Statements.

10 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Statement of Assets and Liabilities	October 31, 2003

ASSETS:
Investments, at value (Cost — $722,514,379)	$741,829,493
Cash	1,822
Dividend and interest receivable	88,859
Receivable from broker — variation margin	28,250

Total Assets	741,948,424

LIABILITIES:
Payable for shares of beneficial interest repurchased	783,226
Distribution fees payable (Note 2)	606,175
Management fees payable (Note 2)	483,414
Accrued expenses and other liabilities	968,894

Total Liabilities	2,841,709

Total Net Assets	$739,106,715

NET ASSETS:
Par value of shares of beneficial interest	$637
Capital paid in excess of par value	722,915,598
Undistributed net investment income	564,169
Accumulated net realized loss from investment transactions and futures contracts	(4,348,503)
Net unrealized appreciation of investments and futures contracts	19,974,814

Total Net Assets	$739,106,715

Computation of
Class A Shares:
Net Asset Value and redemption price per share ($58,594,139/5,015,961 shares outstanding)	$11.68
Offering Price per share ($11.68 ÷ 0.95)	$12.29	*

Class B Shares:
Net Asset Value per share ($590,590,329/50,929,842 shares outstanding)	$11.60	**

Class L Shares:
Net Asset Value per share ($89,922,247/7,753,959 shares outstanding)	$11.60	**
Offering Price per share ($11.60 ÷ 0.99)	$11.72

* Based upon single purchases of less than $25,000.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See Notes to Financial Statements.

11 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Statement of Operations	For the Year Ended October 31, 2003

INVESTMENT INCOME:
Interest Income	$21,786,419
Dividend Income	1,361,643
Less: Foreign withholding tax	(6,166)

Total Investment Income	23,141,896

EXPENSES:
Distribution fees (Note 2)	7,804,324
Management fees (Note 2)	6,253,493
Guarantee fees (Note 8)	6,253,493
Transfer agent fees	732,501
Legal fees	335,216
Shareholder communications	210,849
Blue sky fees	101,376
Custody fees	70,333
Audit fees	55,000
Trustee fees	20,695
Other	40,260

Total Expenses	21,877,540

Net Investment Income	1,264,356

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
Net realized loss from investments (excluding short-term securities) and futures contracts	(4,348,503)
Net increase in net unrealized appreciation on investments and futures contracts	19,974,814

Net Gain (Loss) on Investments and Futures Contracts	15,626,311

Increase in Net Assets From Operations	$16,890,667

See Notes to Financial Statements.

12 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Statements of Changes in Net Assets

		For the Period
		September 24, 2002
	For the Year	(Commencement
	Ended	of Operations) to
	October 31, 2003	October 31, 2002

OPERATIONS:
Net investment income	$1,264,356	$170,430
Net realized loss from investments (excluding short-term securities) and futures contracts	(4,348,503)	—
Net increase in net unrealized appreciation on investments and futures contracts	19,974,814	—

Increase in Net Assets From Operations	16,890,667	170,430

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income Class A	(194,274)	(21,988)
Net investment income Class B	(1,665,776)	(125,701)
Net investment income Class L	(291,026)	(22,741)

Decrease in Net Assets From Distributions to Shareholders	(2,151,076)	(170,430)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 9):
Class A
Net proceeds from sale of shares	2,339,824	78,511,378
Net asset value of shares issued to shareholders from reinvestment of distributions	206,426	—
Cost of shares repurchased	(20,257,127)	(3,959,744)

Total Class A	(17,710,877)	74,551,634

Class B
Net proceeds from sale of shares	—	674,475,339
Net asset value of shares issued to shareholders from reinvestment of distributions	1,680,585	—
Cost of shares repurchased	(95,512,467)	(1,108,387)

Total Class B	(93,831,882)	673,366,952

Class L
Net proceeds from sale of shares	970,725	122,253,859
Net asset value of shares issued to shareholders from reinvestment of distributions	295,255	—
Cost of shares repurchased	(35,487,587)	(40,955)

Total Class L	(34,221,607)	122,212,904

Net Increase (Decrease) in Net Assets From Fund Share Transactions	(145,764,366)	870,131,490

Net Increase (Decrease) in Net Assets	(131,024,775)	870,131,490

NET ASSETS:
Beginning of period	870,131,490	—

End of period*	$739,106,715	$870,131,490

* Includes undistributed net investment income of:	$564,169	$262,955

See Notes to Financial Statements.

13 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Notes to Financial Statements

1. Significant Accounting Policies

The Smith Barney Capital Preservation Fund II (the “Fund”), a separate investment fund of Smith Barney Trust II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.The Fund commenced operations on September 24, 2002.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Equity securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Options are generally valued at the mean of the quoted bid and asked prices. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such val-uations,the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities,yield,quality,coupon rate,maturity,type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees; (c) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the accounting records are maintained in U.S. dollars.All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation (although the Fund generally does not expect to hold investments denominated in foreign currencies). Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. For the year ended October 31, 2003 the Fund reclassified a portion of accumulated net investment loss amounting to $1,187,934 to paid-in-capital; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement, Distribution Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), a subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets during the Guarantee Period.This fee is calculated daily and paid monthly.The management fee amounted to $6,253,493, for the period ended October 31, 2003.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Global Fund Services (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agent. CTB

14 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Notes to Financial Statements (continued)

receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the period ended October 31, 2003, the Fund paid transfer agent fees of $573,877 to CTB and PSS.

Citigroup Global Markets Inc. (“CGM”) (formerly known as Salomon Smith Barney Inc.) and PFS Distributors, Inc. both of which are subsidiaries of Citigroup, act as the Fund’s distributor. Certain other broker-dealers also continue to sell Fund shares to the public as members of the selling group. For the period ended October 31, 2003, CGM and its affiliates received brokerage commissions of $0 for the Fund’s portfolio agency transactions.

There were maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively.There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.

For the year ended October 31, 2003, CGM received sales charges of approximately $156,000 and $187,000 on sales of the Fund’s Class A and L shares, respectively. In addition, for the year ended October 31, 2003, CDSCs paid to CGM were approximately:

	Class A	Class B	Class L

CDSCs	$0	$1,825,000	$118,000

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class A, B and L shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. For the period ended October 31, 2003, total Distribution Plan fees were:

	Class A	Class B	Class L

Distribution Plan Fees	$177,889	$6,492,421	$1,134,014

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the period ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases	$992,952,505

Sales	$905,275,281

At October 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,728,567
Gross unrealized depreciation	(1,413,453)

Net unrealized appreciation	$19,315,114

15 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Notes to Financial Statements (continued)

4. Income Tax Information and Distributions to Shareholders
At October 31, 2003 the tax basis components of distributable earnings were:

Undistributed ordinary income	$703,332

Accumulated capital losses	$(3,688,803)

Unrealized appreciation	$19,315,114

The difference between book basis and tax basis unrealized appreciation is attributable primarily to mark to market of derivative contracts.

The tax character of distributions paid during the year was:

Ordinary income	$2,151,076

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of the each day’s trading.Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a coun-terparty fail to perform under such contracts.

Futures contracts which were open at October 31, 2003, are as follows:

	Number of	Expiration	Book	Market	Unrealized
Contracts	Contracts	Date	Value	Value	Gain/(Loss)

S & P Index Futures (Buy)	113	December 2003	$28,988,675	$29,648,375	$659,700

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid.When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2003, the Fund held no purchased call options or purchased put options.

16 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Notes to Financial Statements (continued)

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received.When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid.The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

No written covered call/put option transactions occurred during the period ended October 31, 2003.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8.The Guarantee

Provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed by a shareholder, the Fund guarantees that on the Guarantee Maturity Date, as described in the prospectus, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the close of business on November 1, 2002, less certain expenses. The Fund’s guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac Assurance Corporation (the “Guarantor”) pursuant to a financial guarantee insurance policy issued by the Guarantor for the benefit of the shareholders of the Fund. The Fund will pay to the Guarantor a fee equal to 0.75% of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy.The guarantee fees amounted to $6,253,493 for the period ended October 31, 2003. Please see the prospectus for more information relating to the guarantee arrangement.

9. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.Translation of foreign currency includes net exchange gains and losses resulting from the disposition of foreign currency and the difference between the amount of investment income, expenses and foreign withholding taxes recorded and the actual amount received or paid.

17 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Notes to Financial Statements (continued)

10. Shares of Beneficial Interest

At October 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

			For the Period September 24, 2002
	Year Ended		(Commencement of Operations)
	October 31, 2003		October 31, 2002

	Shares	Amount	Shares	Amount

Class A
Shares sold	205,301	$ 2,339,824	6,886,963	$ 78,511,378
Shares issued to shareholders from reinvestment of distributions	18,220	206,426	—	—
Shares repurchased	(1,747,177)	(20,257,127)	(347,346)	(3,959,744)

Net Increase (Decrease)	(1,523,656)	$(17,710,877)	6,539,617	$ 74,551,634

Class B
Shares sold	—	—	59,164,503	$674,475,339
Shares issued to shareholders from reinvestment of distributions	148,496	1,680,585	—	—
Shares repurchased	(8,285,930)	(95,512,467)	(97,227)	(1,108,387)

Net Increase (Decrease)	(8,137,434)	$(93,831,882)	59,067,276	$673,366,952

Class L
Shares sold	85,325	$ 970,725	10,724,023	$122,253,859
Shares issued to shareholders from reinvestment of distributions	26,088	295,255	—	—
Shares repurchased	(3,077,884)	(35,487,587)	(3,593)	(40,955)

Net Increase (Decrease)	(2,966,471)	$(34,221,607)	10,720,430	$122,212,904

11.Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003).Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. The Fund’s allocable share of the expenses of the Plan for the period ended October 31, 2003 and the related liability at October 31, 2003 was not material.

18 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Notes to Financial Statements (continued)

12. Capital Loss Carryforward

At October 31, 2003, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,689,000 available to offset future capital gains expiring October 31, 2011.To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

13. Subsequent Event

The Fund has received the following information from Citigroup Asset Management (“CAM”), the Citigroup business unit which includes the Fund’s Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999.As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM subcontracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the “Revenue Guarantee Agreement”). In connection with the subsequent purchase of the sub-contractor’s business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the “Boards”) were not informed of the Revenue Guarantee Agreement with the subcontractor at the time the Boards considered and approved the transfer agent agreements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S.Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

19 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Financial Highlights

For a share of each class of Capital Stock:

		For the Period September 24, 2002
	Year Ended	(Commencement of Operations) to
Class A Shares	October 31, 2003	October 31, 2002

Net Asset Value, Beginning of Year	$11.40	$11.40

Income From Operations:
Net investment income(1)	0.097	0.006
Net realized and unrealized gain	0.213	0.004

Total Income From Operations	0.310	0.010

Less Distributions From:
Net investment income	(0.030)	(0.010)

Total Distributions	(0.030)	(0.010)

Net Asset Value, End of Year	$11.68	$11.40

Total Return	2.73%	0.09	%**

Net Assets, End of Year (000s)	$58,594	$74,552

Ratios to Average Net Assets:
Expenses	1.94%	0.68	%*
Net investment income	0.83%	0.76	%*

Portfolio Turnover Rate	114%	—

Note: If Agents of the Fund had not voluntarily waived a portion of their fees and assumed expenses the net investment income per share and the ratios would have been as follows:

Net investment income per share(1)	$0.097	$0.002
Ratios:
Expenses to average net assets	1.94%	1.24	%*
Net investment income to average net assets	0.83%	0.20	%*

* Annualized
** Not Annualized
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.

See Notes to Financial Statements.

20 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Financial Highlights (continued)

For a share of each class of Capital Stock:

		For the Period September 24, 2002
	Year Ended	(Commencement of Operations) to
Class B Shares	October 31, 2003	October 31, 2002

Net Asset Value, Beginning of Year	$11.40	$11.40

Income From Operations:
Net investment income(1)	0.010	0.004
Net realized and unrealized gain	0.218	0.002

Total Income From Operations	0.228	0.006

Less Distributions From:
Net investment income	(0.028)	(0.006)

Total Distributions	(0.028)	(0.006)

Net Asset Value, End of Year	$11.60	$11.40

Total Return	2.01%	0.05	%**

Net Assets, End of Year (000s)	$590,590	$673,367

Ratios to Average Net Assets:
Expenses	2.69%	0.97	%*
Net investment income	0.09%	0.41	%*

Portfolio Turnover Rate	114%	—

Note: If Agents of the Fund had not voluntarily waived a portion of their fees and assumed expenses the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share(1)	$0.010	($0.001)
Ratios:
Expenses to average net assets	2.69%	1.53	%*
Net investment income (loss) to average net assets	0.09%	(0.15	)%*

* Annualized
** Not Annualized
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.

See Notes to Financial Statements.

21 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Financial Highlights (continued)

For a share of each class of Capital Stock:

		For the Period September 24, 2002
	Year Ended	(Commencement of Operations) to
Class L Shares	October 31, 2003	October 31, 2002

Net Asset Value, Beginning of Year	$11.40	$11.40

Income From Operations:
Net investment income(1)	0.010	0.004
Net realized and unrealized gain	0.217	0.002

Total Income From Operations	0.227	0.006

Less Distributions From:
Net investment income	(0.027)	(0.006)

Total Distributions	(0.027)	(0.006)

Net Asset Value, End of Year	$11.60	$11.40

Total Return	2.00%	0.05	%**

Net Assets, End of Year (000s)	$89,922	$122,213

Ratios to Average Net Assets:
Expenses	2.69%	0.97	%*
Net investment income	0.09%	0.41	%*

Portfolio Turnover Rate	114%	—

Note: If Agents of the Fund had not voluntarily waived a portion of their fees and assumed expenses the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share(1)	$0.010	($0.001)
Ratios:
Expenses to average net assets	2.69%	1.53	%*
Net investment income (loss) to average net assets	0.09%	(0.15	)%*

* Annualized
** Not Annualized
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.

See Notes to Financial Statements.

22 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Independent Auditors’ Report

To the Shareholders and Board of Trustees
of the Smith Barney Trust II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Capital Preservation Fund II of Smith Barney Trust II (the “Trust”) as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets, and financial highlights for the year ended October 31, 2003 and for the period September 24, 2002 (Commencement of Operations) through October 31, 2002.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Smith Barney Capital Preservation Fund II as of October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended October 31, 2003 and for the period September 24, 2002 through October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
December 10, 2003

23 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the year ended October 31, 2003

• A corporate dividends received deduction of 42.44%.

A total of 88.03% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

24 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers The business and affairs of the Smith Barney Capital Preservation Fund II (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

				Number of	Other Board
			Principal	Portfolios In	Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

NON-INTERESTED
TRUSTEES:

Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	36	Board Member,
c/o R. Jay Gerken			Officer, Landmark City (real		American Identity Corp.
Citigroup Asset Management			estate development) (since		(doing business as
399 Park Avenue			2002); Executive Vice President		Morpheus Technologies)
New York, NY 10022			and Chief Operations Officer,		(biometric information
Age 60			DigiGym Systems (on-line		management) (since
			personal training systems) (since		2001; consultant since
			2001); Chief Executive Officer,		1999); Director, Lapoint
			Rocket City Enterprises (internet		Industries (industrial
			service company) (from 2000 to		filter company) (since
			2001); President, Catalyst		2002); Director,
			(consulting) (since 1984).		Alzheimer’s Association
(New England Chapter)
(since 1998).

Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	31	Director, American
c/o R. Jay Gerken			(engineering) (since 1999);		Electric Power
Citigroup Asset Management			former Chief Executive Officer,		(electric utility) (since
399 Park Avenue			Radian International LLC		1999); Director,Valero
New York, NY 10022			(engineering) (from 1969 to		Energy (petroleum
Age 66			1998), Member of Management		refining) (since 1999);
			Committee, Signature Science		Director, National
			(research and development) (since		Instruments Corp.
			2000)		(technology) (since
1994).

A. Benton Cocanougher	Trustee	Since 2001	Dean Emeritus and Wiley	31	Former Director,
c/o R. Jay Gerken			Professor,Texas A&M		Randall’s Food Markets,
Citigroup Asset Management			University (since 2001);		Inc. (from 1990 to 1999);
399 Park Avenue			former Dean and Professor of		former Director, First
New York, NY 10022			Marketing, College and		American Bank and
Age 65			Graduate School of Business		First American Savings
			of Texas A & M University		Bank (from 1994 to
			(from 1987 to 2001).		1999).

25 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Additional Information (unaudited) (continued)

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Mark T. Finn	Trustee	Since 2001	Adjunct Professor,William &	36	Former President and
c/o R. Jay Gerken			Mary College (since September		Director, Delta Financial,
Citigroup Asset Management			2002); Principal/member, Belvan		Inc. (investment advisory
399 Park Avenue			Partners/Balfour Vantage – Manager		firm) (from 1983 to
New York, NY 10022			and General Partner to the		1999).
Age 60			Vantage Hedge Fund, LP (since
March 2002); Chairman and
owner,Vantage Consulting Group,
Inc. (investment advisory and
consulting firm) (since 1988);
former Vice Chairman and Chief
Operating Officer, Lindner Asset
Management Company (mutual
fund company) (from March 1999
to 2001); former General Partner
and Shareholder, Greenwich
Ventures, LLC (investment
partnership) (from 1996 to 2001);
former President, Secretary, and
owner, Phoenix Trading Co.
(commodity trading advisory firm)
(from 1997 to 2000).

Stephen Randolph Gross	Trustee	Since 2001	Partner, Capital Investment	31	Director, United Telesis,
c/o R. Jay Gerken			Advisory Partners (consulting)		Inc. (telecommunications)
Citigroup Asset Management			(since January 2000); former		(since 1997); Director,
399 Park Avenue			Managing Director, Fountainhead		eBank.com, Inc. (since
New York, NY 10022			Ventures, LLC (consulting) (from		1997); Director,Andersen
Age 56			1998 to 2002); Secretary, Carint		Calhoun, Inc. (assisted
			N.A. (manufacturing) (since 1988);		living) (since 1987);
			former Treasurer, Hank Aaron		former Director, Charter
			Enterprises (fast food franchise)		Bank, Inc. (from 1987 to
			(from 1985 to 2001); Chairman,		1997); former Director,
			Gross, Collins & Cress, P.C.		Yu Save, Inc. (internet
			(accounting firm) (since 1980);		company) (from 1998 to
			Treasurer, Coventry Limited, Inc.		2000); former Director,
			(since 1985).		Hotpalm, Inc. (wireless
applications) (from 1998
to 2000); former
Director, Ikon Ventures,
Inc. (from 1997 to 1998).

Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	36	Former Trustee,The
c/o R. Jay Gerken			(since 1993).		Highland Family of
Citigroup Asset Management					Funds (investment
399 Park Avenue					company) (from March
New York, NY 10022					1997 to March 1998).
Age 63

Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic Management	36	Director, Eclipse Funds
c/o R. Jay Gerken			Advisors, LLC/Global Research		(currently supervises 17
Citigroup Asset Management			Associates, Inc. (investment		investment companies
399 Park Avenue			consulting) (since 1990).		in fund complex) (since
New York, NY 10022					1990).
Age 52

26 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Additional Information (unaudited) (continued)

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

Alan G. Merten	Trustee	Since 2001	President, George Mason	31	Director, Comshare,
c/o R. Jay Gerken			University (since 1996).		Inc. (information
Citigroup Asset Management					technology) (since 1985);
399 Park Avenue					former Director, Indus
New York, NY 10022					(information technology)
Age 62					(from 1995 to 1999);
Director, Digital Net
Holdings, Inc. (since
2003).

C. Oscar Morong, Jr.	Trustee	Since 1991	Managing Director, Morong	36	Former Director,
c/o R. Jay Gerken			Capital Management		Indonesia Fund (closed-
Citigroup Asset Management			(since 1993).		end fund) (from 1990 to
399 Park Avenue					1999);Trustee, Morgan
New York, NY 10022					Stanley Institutional Fund
Age 68					Fund (currently super-
vises 75 investment
companies) (since 1993).

R. Richardson Pettit	Trustee	Since 2001	Professor of Finance, University	31	None
c/o R. Jay Gerken			of Houston (from 1977 to 2002);
Citigroup Asset Management			independent consultant
399 Park Avenue			(since 1984).
New York, NY 10022
Age 61

Walter E. Robb, III	Trustee	Since 2001	President, Benchmark Consulting	36	Director, John Boyle &
c/o R. Jay Gerken			Group, Inc. (service company)		Co., Inc. (textiles) (since
Citigroup Asset Management			(since 1991); sole proprietor, Robb		1999); Director, Harbor
399 Park Avenue			Associates (financial consulting)		Sweets, Inc. (candy)
New York, NY 10022			(since 1978); Co-owner, Kedron		(since 1990); Director,
Age 77			Design (gifts) (since 1978);		W.A.Wilde Co. (direct
			former President and Treasurer,		media marketing) (since
			Benchmark Advisors, Inc.		1982); Director, Alpha
			(financial consulting)		Grainger Manufacturing,
			(from 1989 to 2000).		Inc. (electronics) (since
1983); former Trustee,
MFS Family of Funds
(investment company)
(from 1985 to 2001);
Harvard Club of Boston
(Audit Committee)
(since 2001).

27 Smith Barney Capital Preservation Fund II | 2003 Annual Report

Additional Information (unaudited) (continued)

				Number of	Other
			Principal	Portfolios In	Board Memberships
	Position(s)	Length	Occupation(s)	Fund Complex	Held by
	Held with	of Time	During Past	Overseen by	Trustee During
Name, Address and Age	Fund	Served	Five Years	Trustee	Past Five Years

INTERESTED
TRUSTEE:
R. Jay Gerken*	Chairman,	Since 2002	Managing Director of CGM (since	Chairman	N/A
Citigroup Asset Management	President,		1996); Chairman, President, and	of the Board,
399 Park Avenue	and Chief		Chief Executive Officer of Smith	Trustee or
New York, NY 10022	Executive		Barney Fund Management LLC	Director
Age 52	Officer		(“SBFM”),Travelers Investment	of 220
Advisers, Inc. (“TIA”) and Citi
Fund Management Inc. (“CFM”);
President and Chief Executive
Officer of certain mutual funds
associated with Citigroup Inc.,
formerly, Portfolio Manager of
Smith Barney Allocation Series
Inc. (from 1996 to 2001) and
Smith Barney Growth and Income
Fund (from 1996 to 2000)

OFFICERS:
Andrew B. Shoup**	Senior Vice	Since 2003	Director of Citigroup Asset	N/A	N/A
125 Broad Street	President and		Management (“CAM”); Chief
New York, NY 10004	Chief		Administrative Officer of mutual
Age 47	Administrative		funds associated with Citigroup
	Officer		Inc.; Head of International Funds
Administration of CAM (from
2001 to 2003); Director of Global
Funds Administration of CAM
(from 2000 to 2001); Head of U.S.
Citibank Funds Administration of
CAM (from 1998 to 2000).

Frances M. Guggino	Controller	Since 2002	Vice President of CGM, Controller	N/A	N/A
125 Broad Street			of certain mutual funds associated
New York, NY 10004			with Citigroup Inc.
Age 46

Robert I. Frenkel	Secretary	Since 2000	Managing Director and General	N/A	N/A
CAM	Chief Legal	Since 2003	Counsel, Global Mutual Funds
300 First Stamford Place	Officer		for CAM (since 1994), Secretary
Stamford, CT 06902			of certain mutual funds associated
Age 49			with Citigroup Inc., Chief Legal
Officer of mutual funds associated
with Citigroup Inc.

*	Mr. Gerken is an “interested person” of the fund as defined in the 1940 Act because he is an officer of certain affiliates of the Manager.
**	As of November 25, 2003.

28 Smith Barney Capital Preservation Fund II | 2003 Annual Report

SMITH BARNEY
CAPITAL PRESERVATION FUND II

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Smith Barney Fund Management LLC
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn	DISTRIBUTOR
R. Jay Gerken, CFA, Chairman*	Citigroup Global Markets Inc.
Stephen Randolph Gross	PFS Distributors, Inc.
Diana R. Harrington
Susan B. Kerley
Alan G. Merten	CUSTODIAN
C. Oscar Morong, Jr.	State Street Bank
R. Richardson Pettit	&Trust Company
Walter E. Robb, III

TRANSFER AGENT
OFFICERS	Citicorp Trust Bank, fsb.
R. Jay Gerken, CFA*	125 Broad Street, 11th Floor
President and	New York, New York 10004
Chief Executive Officer

SUB-TRANSFER AGENT
Andrew B. Shoup*†	PFPC Global Fund Services
Senior Vice President and	P.O. Box 9699
Chief Administrative Officer	Providence, Rhode Island
02940-9699

Frances M. Guggino*	Primerica Shareholder Services
Controller	P.O. Box 9662
Providence, Rhode Island
02940-9662
Robert I. Frenkel*
Secretary and Chief Legal Officer
AUDITORS
* Affiliated Person of	KPMG LLP
Investment Manager	757 Third Avenue
New York, New York 10017
† As of November 25, 2003

Smith Barney Capital Preservation Fund II

This report is submitted for the general information shareholders of Smith Barney Capital Preservation Fund II. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund’s investment policies and expenses as well other pertinent information. If used as sales material after January 31, 2004, this report must be accompa nied by performance information for the most recently completed calendar quarter.

SMITH BARNEY CAPITAL PRESERVATION FUND II
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2003 Citigroup Global Markets Inc.
Member NASD, SIPC

FD02665 12/03	03-5788

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Mr. Stephen
         Randolph Gross, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to
         Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Gross as the Audit Committee's financial expert. Mr.
         Gross is an "independent" Trustee pursuant to paragraph (a)(2) of Item
         3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the
              Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and
              procedures required by Rule 30a-3(b) under the 1940 Act and
              15d-15(b) under the Securities Exchange Act of 1934

         (b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year
              (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)(1) Code of Ethics attached hereto.

         (a)(2) Attached hereto.

                  Exhibit 99.CERT         Certifications pursuant to section 302
                                          of the Sarbanes-Oxley Act of 2002

         (b) Furnished.

                  Exhibit 99.906CERT      Certifications pursuant to Section 906
                                          of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Capital Preservation Fund II

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Smith Barney Capital Preservation Fund II

Date:    December 22, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         Smith Barney Capital Preservation Fund II

Date:    December 22, 2003

By:      /s/ ANDREW B. SHOUP
         Chief Administrative Officer of
         Smith Barney Capital Preservation Fund II

Date:    December 22, 2003